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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): December 28, 2001


               CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2001, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2001-
               32, Mortgage Pass-Through Certificates, Series
               2001-32).


                                  CWMBS, INC.
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                    333-64564               95-4596514
------------------------------      -------------          -------------------
 (State of Other Jurisdiction        (Commission            (I.R.S. Employer
       of Incorporation)             File Number)          Identification No.)

                 4500 Park Granada
                 Calabasas, California                              91302
        -----------------------------------                     --------------
                 (Address of Principal                            (Zip Code)
                   Executive Offices)



       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


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Item 5.    Other Events.
----       ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through
Certificates, Series 2001-32, Bear, Stearns & Co. Inc. ("Bear"), the Underwriter of the Underwritten Certificates, has prepared certain materials (the "Bear Computational Materials") for distribution to its potential investors. Although the Company provided Bear with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Bear Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Bear Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated December 28, 2001.

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*   Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated October 22, 2001 and the prospectus supplement dated December 21, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-32.



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

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

  99.1   Bear Computational Materials filed on Form SE dated December 28, 2001



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

                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWMBS, INC.




                                                By: / s / Celia Coulter
                                                    -----------------------
                                                Celia Coulter
                                                Vice President


Dated:  December 28, 2001



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

                                 Exhibit Index
                                 -------------



Exhibit                                                                 Page
-------                                                                 ----

99.1    Bear Computational Materials filed on Form SE dated
        December 28, 2001.                                                6

                                 EXHIBIT 99.1
                                 ------------

    Bear Computational Materials filed on Form SE dated December 28, 2001.



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